UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

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Network-1 Technologies, Inc.

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Network-1 Technologies, Inc.
445 Park Avenue, Suite 912
New York, New York 10022

July 29, 2016

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Network-1 Technologies, Inc. (the "Company") which will be held on Wednesday, September 14, 2016, at 10:00 A.M. (local time), at the offices of Eiseman Levine Lehrhaupt & Kakoyiannis, P.C., 805 Third Avenue, 10th Floor, New York, New York 10022.

The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the meeting.

Your vote is very important. Whether or not you plan to attend the meeting in person, we appreciate a prompt submission of your vote. We hope to see you at the meeting.

Cordially,

Corey M. Horowitz
Chairman and Chief Executive Officer

NETWORK-1 TECHNOLOGIES, INC.
445 Park Avenue, Suite 912
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 14, 2016

To the Stockholders of Network-1 Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Network-1 Technologies, Inc. (the "Company") will be held on Wednesday, September 14, 2016, at 10:00 A.M. (local time), at the offices of Eiseman Levine Lehrhaupt & Kakoyiannis, P.C., 10th Floor, 805 Third Avenue, New York, New York 10022.

1.	To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified (Proposal 1);

2.	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation ("Say on Pay Vote") (Proposal 2);

3.	To ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal 3); and

4.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on July 20, 2016 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Your Board of Directors believes that the election of the nominees specified in the accompanying proxy statement as directors at the Annual Meeting is in the best interest of the Company and its stockholders and, accordingly, unanimously recommends a vote "FOR" such nominees. The Board of Directors recommends that you vote "FOR" the Say on Pay Vote.  Further, the Board of Directors recommends that you vote "FOR" ratifying the appointment of Friedman LLP as the Company's independent registered public accounting firm.

By Order of the Board of Directors,

July 29, 2016	David Kahn
Chief Financial Officer and Secretary

PLEASE NOTE THAT ATTENDANCE AT THE ANNUAL MEETING WILL BE LIMITED TO STOCKHOLDERS OF NETWORK-1 TECHNOLOGIES, INC. AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES) HOLDING EVIDENCE OF OWNERSHIP. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF NETWORK-1 TECHNOLOGIES, INC. STOCK TO GAIN ADMISSION TO THE MEETING.

NETWORK-1 TECHNOLOGIES, INC.
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 14, 2016

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of Network-1 Technologies, Inc. (the "Company", "Network-1", "we", "us", or "our") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on September 14, 2016, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Management intends to send or give this proxy statement and the accompanying form of proxy card and the 2015 Annual Report to stockholders on or about July 29, 2016.

Proxies in the accompanying form duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.  The cost of this proxy solicitation will be borne by the Company.

The address and telephone number of the principal executive offices of the Company are:

445 Park Avenue, Suite 912
New York, New York 10022
Telephone No.:
(212) 829-5770

If your shares are held in street name through a broker, bank, or other nominee, you need to contact the record holder of your shares regarding how to revoke your proxy.

At the Annual Meeting, the stockholders of the Company will vote on proposals (1) to elect five individuals to serve as directors, (2) to approve by non-binding advisory vote the resolution on named executive compensation, (3) to ratify the appointment of Friedman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016 and (4) any other matters properly brought before the Annual Meeting or any adjournment or adjournments thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on September 14, 2016: This Proxy Statement and the Company's Annual Report to Stockholders are available for review on the Internet at http://www.network-1.com/sec/proxy2016/.

Your Vote is Important

Please vote as promptly as possible by signing, dating and returning the enclosed Proxy Card. You may also vote by attending the Annual Meeting and voting in person.

OUTSTANDING STOCK AND VOTING RIGHTS

Only holders of the Company's Common Stock (the "Common Stock") at the close of business on July 20, 2016 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 23,310,446 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters. There are no cumulative voting rights.

VOTING PROCEDURES

Quorum.  A quorum is present if a majority of the shares to vote at the Annual Meeting are present in person or represented by proxy at the Annual Meeting.  Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) are counted as present for purposes of determining a quorum.

Vote Required and Abstentions and Broker Non-Votes.  The table below summarizes the votes required for approval of each matter to be brought before the Annual Meeting, as well as the treatment of abstentions and broker non-votes.  If you sign and return a proxy but do not specify how you want your shares voted, your shares will be voted FOR the director nominees and FOR the other proposals listed below.

Proposal	Vote Required for Approval of Each Item	Abstentions	Broker Non-Votes
1. Election of Directors	Each director shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (Proposal 1).	No effect on this proposal	No effect on this proposal
2. Advisory Vote on Say on Pay Vote	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 2 is required to approve this proposal.	Counted as "against"	No effect on this proposal
3. Ratification of Appointment of Auditors	The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 3 is required to approve this proposal.	Counted as "against"	Not applicable since brokers have discretionary authority to vote on this proposal

Please note that brokers may not use discretionary authority to vote shares on Proposals I and II if they have not received instructions from their clients.  Please vote your proxy or deliver instructions to your broker so your vote can be counted.

The approval of any other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof, will require the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal.

Discretionary Voting Power.  The Board is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting.  However, if any other matter should properly come before the Annual Meeting, the persons authorized by the accompanying proxy will vote and act with respect thereto in what, according to their judgment, is in the best interests of the Company and its stockholders.  If any nominee is unable (or for whatever reason declines) to serve as a director at the time of the Annual Meeting, proxies may be voted for the election of a qualified substitute nominee selected by the Board.

Votes will be counted and certified by one or more Inspectors of Election who are expected to be either an employee of American Stock Transfer & Trust Company, LLC, the transfer agent for the Common Stock, or a representative of the legal counsel to the Company.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company's bylaws provide that at each annual meeting of stockholders, directors shall be elected to hold office until the expiration of the term for which they are elected, and until their respective successors are duly elected and qualified or until the director's earlier resignation or removal.  The Company's Board of Directors has fixed the number of members of the Board of Directors at five members.

At the Annual Meeting, proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the five persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below is unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below, who are all presently members of the Company's Board of Directors, has indicated to the Board of Directors of the Company that he or she will be available to serve.

All nominees have been recommended by the Company's Nominating and Corporate Governance Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

The following table sets forth the name and age of the nominees for election at this Annual Meeting and the length of continuous service as a director of the Company.  Also included below the table is information each director has given us about all positions he or she holds, the director's principal occupation and business experience for at least the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years.  In addition to the information presented below regarding each director's specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Network-1 and our Board.

NAME	AGE	POSITION	DIRECTOR SINCE
Corey M. Horowitz	61	Chairman, Chief Executive Officer and Chairman of the Board of Directors	April 1994
David C. Kahn	64	Chief Financial Officer, Secretary and a Director	April 2012
Emanuel Pearlman	56	Director	January 2012
Niv Harizman	52	Director	December 2012
Allison Hoffman	45	Director	December 2012

Corey M. Horowitz  became our Chairman and Chief Executive Officer in December 2003.  Mr. Horowitz has also served as Chairman of our Board of Directors since January 1996 and has been a member of our Board of Directors since April 1994.  We believe Mr. Horowitz's qualifications to serve on our Board of Directors include his significant experience and expertise as an executive in the intellectual property field, his understanding of our intellectual property and the patent acquisition, licensing and enforcement business combined with his private equity and corporate transactional experience.

David C. Kahn, CPA, became our Chief Financial Officer in January 2004 and our Secretary in August 2012.  Mr. Kahn was elected to our Board in April 2012.  Since December 1989, Mr. Kahn has provided accounting and tax services on a consulting basis to private and public companies.  From August 2000 until August 2012, Mr. Kahn served as a full-time faculty member of Yeshiva University in New York.  We believe Mr. Kahn's qualifications to serve on our Board include his background and expertise in accounting and tax matters.

Emanuel Pearlman became a director of our company in January 2012.  Mr. Pearlman currently serves as Chairman and CEO of Liberation Investment Group, LLC, a New York based investment management and financial consulting firm, a position he has held since January 2003.  Mr. Pearlman was appointed Executive Chairman of the Board of Empire Resorts, Inc. (NASDAQ: NYNY) effective June 1, 2016 and also serves on its Strategic Development Committee.  From September 2010 through May 2016, he served as Chairman of the Board of Empire Resorts, Inc., and as a director since May 2010.  Mr. Pearlman also served on the Audit, Compensation, Corporate Governance and Regulatory Compliance Committees of Empire Resorts, Inc.  From January 2012 to January 2013, Mr. Pearlman served on the board of directors of Dune Energy, Inc. (OTCBB: DUNR.OB) as Chairman of the Nominating and Governance Committee.  From October 2006 to March 2010, Mr. Pearlman served on the board of directors of Multimedia Games, Inc. (NASDAQ: MGAM).  Mr. Pearlman was previously a director of Network-1 from December 1999 to December 2002.  We believe Mr. Pearlman's qualifications to serve on our Board include his significant investment and financial experience and expertise combined with his Board experience.

Niv Harizman became a director of our company in December 2012.  Mr. Harizman is a Managing Member of Tyto Capital Partners LLC, a private investment firm specializing in debt and equity investments in middle market companies and special situations, a position he has held since August 2010.  Since March 2010, Mr. Harizman has also been the Managing Member of NHK Partners LLC, an entity that makes private investments and provides consulting services.  Since November 2013, Mr. Harizman has been affiliated with Riverside Management Group, a merchant banking firm, and BCW Securities LLC, its affiliated broker-dealer.  From May 2005 to March 2010, Mr. Harizman was a Founding Partner and Head of Corporate Finance at Plainfield Asset Management LLC, which was a privately held registered investment adviser focused on alternative investments.  From May 2000 until May 2005, Mr. Harizman was a member of the Mergers & Acquisitions Group of Credit Suisse First Boston LLC where he was a Managing Director from 2001-2005 and a Director from 2000 to 2001. From 1995 until 2000, Mr. Harizman was employed by Bankers Trust and its successors including BT Alex. Brown Incorporated and Deutsche Bank in various investment banking positions in the Mergers & Acquisitions Group and Leveraged Finance Group.  We believe Mr. Harizman's qualifications to serve on our Board include his significant investment and financial transactional experience and expertise.

Allison Hoffman became a director of our company in December 2012.  Since January 2016, Ms. Hoffman has served as Chief Legal Officer and Chief Talent Officer at Intersection Parent, Inc., an urban experience company that utilizes technology to make cities better, including bringing free Wi-Fi throughout New York City.  From September 2013 to December 2015, Ms. Hoffman served as Executive Vice President, General Counsel and Corporate Secretary of Martha Stewart Living Omnimedia, Inc. (NYSE:MSO), a media and merchandising company providing consumers with high quality life style content and products.  From December 2012 until September 2013, she provided legal services to Martha Stewart Living Omnimedia, Inc.  From June 1999 to September 2012, Ms. Hoffman was employed by ALM Media, LLC, a leading provider of specialized news and information for the legal and commercial real estate sectors, as Senior Vice President, Chief Legal Officer and Secretary (January 2007 – September 2012), Vice President, General Counsel and Secretary (August 2001 to December 2006) and Assistant General Counsel (June 1999 – July 2001).  From 1995 to 1999, Ms. Hoffman was an associate in the corporate finance department of Skadden, Arps, Slate, Meagher and Flom LLP.  We believe that Ms. Hoffman's qualifications to serve on our Board include her extensive legal background and transactional experience.

CORPORATE GOVERNANCE

Director Independence

Our stock is listed on the NYSE MKT LLC.  Three of our current five directors, Emanuel Pearlman, Allison Hoffman and Niv Harizman, are considered independent directors in compliance with the standard of independence in Rule 803A(2) of the NYSE MKT LLC Company Guide.

Leadership Structure

Corey M. Horowitz, our Chairman and Chief Executive Officer, serves as Chairman of the Board of Directors.  The Company does not have a lead independent director.  The majority of the members of our Board of Directors are independent and all members of Board committees (including Chairpersons) are independent.  The Company believes its leadership is appropriate given the size of the Company, the majority of independent directors and the independent leadership of the committees of the Board.

Board Oversight of Risk

With respect to the oversight of the Company's risk, the Company's executive officers supervise the day-to-day risk management responsibilities and in turn report, when necessary, to the Audit Committee with respect to financial and operational risk and to the full Board with respect to risks associated with the Company's overall strategy.

BOARD OF DIRECTOR MEETINGS AND BOARD COMMITTEES

During the year ended December 31, 2015, the Board held six meetings and Board committees held the following meetings: Audit Committee – five meetings; Compensation Committee - two meetings and one unanimous consent in lieu of meeting and Nominating and Corporate Governance Committee - one meeting.  During 2015, each of the Company's directors attended at least seventy-five percent of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of all Board committees on which they served.

The Company's current policy strongly encourages that all of its Directors attend all Board and Committee meetings and the Company's Annual Meeting of Stockholders, absent extenuating circumstances that would prevent their attendance.  All of the directors attended the Annual Meeting of Stockholders last year.

BOARD COMMITTEES

The Board of Directors currently has four standing committees: an Audit Committee; a Compensation Committee; a Nominating and Corporate Governance Committee and a Strategic Development Committee.  Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee has a charter.  These charters are available on the Company's website at: http://www.Network-1.com/sec/sec.htm.  Each member of each committee is an "independent" director under the standards of the NYSE MKT LLC.  Three of our current five directors, Emanuel Pearlman, Allison Hoffman and Niv Harizman, are considered independent directors in compliance with the standard of independence in Section 803A(2) of the NYSE MKT LLC Company Guide.

Audit Committee

The Board of Directors has a separately designated standing audit committee in accordance with 10A-3 of the Securities Exchange Act of 1934, as amended, and Section 803B of the NYSE MKT LLC Company Guide, consisting of Emanuel Pearlman (Chairman) and Allison Hoffman.  Emanuel Pearlman and Allison Hoffman each qualify as an audit committee financial expert under applicable SEC rules.  Mr. Pearlman and Ms. Hoffman also qualify as "independent" as independence for audit committee members is defined under 10A-3 under the Securities Exchange Act of 1934, as amended, and Section 803B(2) of the NYSE MKT LLC Company Guide.

The Audit Committee is appointed by our Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility with respect to, among other things, (i) the integrity of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) selecting and evaluating the qualifications and independence of the Company's independent registered public accounting firm, (iv) evaluating the performance of the Company's internal audit function and independent registered public accounting firm, and (v) the Company's internal controls and procedures.

Compensation Committee

The Compensation Committee consists of Allison Hoffman (Chairperson) and Niv Harizman.  The Compensation Committee is appointed by the Board of Directors to assist the Board in carrying out the Board's responsibilities relating to compensation of the Company's executive officers and directors.  The Committee has overall responsibility for evaluating and approving the officer and director compensation plans, policies and programs of the Company.

Nominating and Corporate Governance Committee

Our Board has a Nominating and Corporate Governance Committee consisting of Niv Harizman (Chairman) and Emanuel Pearlman.  The Nominating and Corporate Governance Committee is responsible for, among other things, developing and recommending to the Board a set of corporate governance policies for the Company, establishing criteria for selecting new directors, and identifying, screening and recruiting new directors.  The Committee also recommends to the Board nominees for directors and recommends directors for committee membership to the Board.

Strategic Development Committee

In June 2013, the Company established a Strategic Development Committee to assist our Chairman and Chief Executive Officer in strategic development and planning of the Company's business relating to identifying potential strategic partners, the development of new IP acquisition opportunities and strategic alternatives.  The Committee also assists in capital markets related activities.  Niv Harizman is the sole member of the Strategic Development Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based solely on review of the copies of such forms furnished to us or amendments thereto, we believe that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) stockholders were complied with during 2015.

CODE OF ETHICS

Network-1 has developed and adopted Codes of Ethics to cover its executive officers, directors and employees. Copies of the Codes of Ethics can be obtained, without charge, upon written request, addressed to:

Network-1 Technologies, Inc.
445 Park Avenue, Suite 912
New York, New York 10022
Attention: Corporate Secretary

COMMUNICATIONS WITH THE BOARD

The Board of Directors, through its Nominating and Corporate Governance Committee, has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of Network-1 Technologies, Inc. c/o Corporate Secretary, 445 Park Avenue, Suite 912, New York, NY 10022. Stockholders should identify their communication as being from a Network-1 stockholder. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a Network-1 stockholder before transmitting the communication to the Board of Directors.

CONSIDERATION OF DIRECTOR NOMINEES

Stockholders wishing to recommend director candidates to the Nominating and Corporate Governance Committee must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Network-1 Technologies, Inc., 445 Park Avenue, Suite 912, New York, NY 10022.

The Nominating and Corporate Governance Committee will consider nominees recommended by Network-1 stockholders provided that the recommendation contains sufficient information for the Nominating and Corporate Governance Committee to assess the suitability of the candidate, including the candidate's qualifications, and complies with the procedures set forth below under "Deadline and Procedures for Submitting Board Nominations". In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under applicable NYSE MKT LLC Rules, or, alternatively, a statement that the recommended candidate would not be so barred. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Nominating and Corporate Governance Committee receive. A nomination which does not comply with the above requirements will not be considered.

The qualities and skills sought in prospective members of the Board are determined by the Nominating and Corporate Governance Committee. When reviewing candidates to our Board, the Nominating and Corporate Governance Committee consider the evolving needs of the Board and seek candidates that fill any current or anticipated future needs. The Nominating and Corporate Governance Committee generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for Network-1. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Nominating and Corporate Governance Committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of our industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to Network-1. Such persons should not have commitments that would conflict with the time commitments of a Director of Network-1. Such persons shall have other characteristics considered appropriate for membership on the Board of Directors, as determined by the Nominating and Corporate Governance Committee. While the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity, the Board and the Nominating and Corporate Governance Committee believe that it is important that the Board members represent diverse viewpoints. In considering candidates for the Board, the Nominating and Corporate Governance Committee and the Board consider the entirety of each candidate's credentials in the context of the foregoing standards.

DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

A stockholder wishing to nominate a candidate for election to our Board of Directors at a meeting of our stockholders must give written notice, containing the required information specified above, that must be delivered personally to or mailed to and received by our Corporate Secretary at our principal executive offices (currently located at 445 Park Avenue, Suite 912, New York, NY 10022), not less than 50 days nor more than 75 days prior to the meeting; provided, however, that, in the event that we give less than 65 days' notice of prior public disclosure of the date of the meeting to our stockholders, notice by the stockholder to be timely must be received by our Corporate Secretary not later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the meeting was mailed or (ii) such public disclosure was made. Any such notice must set forth: (i) the name and record address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) the class or series and number of shares of our stock which are held of record, owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date shall then have been made publicly available) and of the date of such notice; (iii) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iv) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) under which the nomination or nominations are to be made by such stockholder; (v) the name, age, business address and residence address of the nominee and such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed by us pursuant to the proxy rules of the SEC, had each nominee been nominated, or intended to be nominated by our Board of Directors; and (vi) the written consent of each nominee to serve as our director, if so elected.

COMPENSATION OF DIRECTORS

In 2015, we compensated each non-management director of our company by granting to each such outside director 5-year stock options to purchase 35,000 shares of our Common Stock.  All such options were issued at an exercise price equal to the closing price of our Common Stock on the date of grant and vest over a one year period on a quarterly basis, subject to continued service on the Board.  In addition, we pay our non-management directors cash director fees of $40,000 per annum ($10,000 per quarter).  Non-management directors also receive additional cash compensation on an annual basis for serving on the following Board committees:  Audit Committee – Chairperson ($7,500) and member ($5,000) and the Chairperson and member of each of the Compensation Committee and Nominating and Corporate Governance Committee receive annual fees of $3,750 and $2,500, respectively.

In consideration for serving as the sole member of our Strategic Development Committee, in June 2013 we issued to Niv Harizman a 5-year option to purchase 300,000 shares of our Common Stock, at an exercise price of $1.88 per share, which option vested 100,000 shares on the date of grant, 100,000 shares on the first anniversary of the date of grant and vested 100,000 shares on the second anniversary from the grant date.

The Board of Directors or the Compensation Committee may review and determine the form and amount of directors' compensation, including cash, equity based awards and other director compensation to maintain a transparent and readily understandable director compensation which ensures that the directors continue to receive fair and appropriate compensation for the time commitment required to discharge their duties for a company of our size.

The following table sets forth the compensation awarded to, earned by or paid to all persons who served as members of our board of directors (other than our Named Executive Officers) during the year ended December 31, 2015.  No director who is also a Named Executive Officer received any compensation for services as a director in 2015.

Name	Option Awards(2) (3) ($)	Fees earned or paid in cash ($)(1)	All other compensation ($)	Total ($)
Emanuel Pearlman	$16,000	$50,000	—	$66,000
Niv Harizman	$16,000	$46,250	—	$62,250
Allison Hoffman	$16,000	$48,875	—	$64,875
 ___________________________
(1)	Represents director's fees payable in cash to each non-management director of $10,000 per quarter (or $40,000 per annum) for 2015 plus additional cash fees for serving on Board committees.

(2)
The amounts included in the "Option Awards" column represent the grant date fair value of stock option awards (vested) to directors, computed in accordance with FASB ASC Topic 718.  For a discussion of valuation assumptions see Note G[1] to our financial statements included in our Annual Report on Form 10-K for year ended December 31, 2015.

(3)
The aggregate grant date fair values for 2015 calculated in accordance with FASB ASC Topic 718 reflect the following: (i) 5-year options to purchase 35,000 shares of our Common Stock granted to each of Emanuel Pearlman, Niv Harizman and Allison Hoffman on January 22, 2015, at an exercise price of $2.34 per share, which options vested 8,750 shares on the date of grant and the balance of 26,250 shares in equal amounts of 8,750 shares on a quarterly basis beginning April 22, 2015, and (ii) a 5-year option to purchase 300,000 shares of our Common Stock granted to Niv Harizman on June 19, 2013, at an exercise price of $1.88 per share, which option vested 100,000 shares on the date of grant, 100,000 shares on the first anniversary from the date of grant and the balance of 100,000 on the second anniversary from the grant date.  The aggregate number of option awards outstanding at December 31, 2015 for each director was as follows: Mr. Pearlman – options to purchase 170,000 shares; Mr. Harizman – options to purchase 445,000 shares; and Ms. Hoffman - options to purchase 145,000 shares.

EXECUTIVE OFFICERS

All officers serve at the direction of our Board of Directors. The Board elects our officers.

Our executive officers are Corey M. Horowitz, our Chairman and Chief Executive Officer, David Kahn, our Chief Financial Officer and Secretary, and Jonathan Greene, our Executive Vice President.

Jonathan Greene became our Executive Vice President in October 2013.  He served as a consultant to the Company from December 2004 until March 2013, providing technical and marketing analysis for our intellectual property portfolio.  Mr. Greene became an employee of Network-1 in March 2013.  From April 2006 to February 2009, Mr. Greene served as a marketing consultant for Avatier Corporation, a developer of identity management software.  From August 2003 until December 2004, he served as a consultant to Neartek, Inc., a storage management software company (August 2003 until October 2003) and Kavado Inc., a security software company (November 2003 until December 2004).  From January 2003 until July 2003, Mr. Greene served as Director of Product Management for FalconStor Software, Inc. (NASDAQ:FALC), a storage management software company.  From December 2001 through December 2002, Mr. Greene served as Senior Vice President of Marketing and Business Development of Network-1, at a time when Network-1 was engaged in the development, marketing and licensing of security software.  From December 1999 until September 2001, he served as Senior Vice President of Marketing for Panacya Inc., a vendor of service management software.

EXECUTIVE COMPENSATION

Named Executive Officers

For the year ended December 31, 2015, we have determined that (i) our Chief Executive Officer, and (ii) our most highly compensated executive officers other than our Chief Executive Officer who served in such capacity during 2015 and at the end of 2015 whose total compensation exceeded $100,000, are our Named Executive Officers, as follows:

Corey M. Horowitz, Chairman and Chief Executive Officer;

David Kahn, Chief Financial Officer; and

Jonathan Greene, Executive Vice President.

Compensation Overview

Network-1 Technologies, Inc. is a "smaller reporting company" under the rules promulgated by the Securities and Exchange Commission and the Company complies with the disclosure requirements applicable to smaller reporting companies.  Accordingly, this executive compensation summary is not intended to meet the "Compensation Disclosure and Analysis" disclosure required of larger reporting companies.

Role of the Compensation Committee. All compensation for our Named Executive Officers is determined by the Compensation Committee of our Board of Directors which is composed only of independent directors. The Compensation Committee is responsible for reviewing the performance and establishing the total compensation of our Named Executive Officers on an annual basis.  The Compensation Committee administers compensation plans for our Named Executive Officers and is responsible for recommending grants of equity awards under our stock incentive plans to the Board of Directors for approval. Our Chairman and Chief Executive Officer annually makes recommendations to the Compensation Committee regarding base salary, bonus compensation and equity awards for the other Named Executive Officers. Such recommendations are considered by the Compensation Committee; however, the Compensation Committee retains full discretion and authority over the final compensation decisions for the Named Executive Officers. The Compensation Committee has a formal written charter which is available on our website.

The Compensation Committee has the authority to engage independent compensation consultants.  In October 2012, prior to the establishment of the Compensation Committee (January 2013), our independent directors engaged Dignall Associates, Inc., an independent compensation and human resources consulting firm, to provide recommendations and review the proposed terms and provisions of our employment agreement with our Chairman and Chief Executive Officer which was entered into in November 2012 and expired in November 2015.  Dignall Associates, Inc. provided advice and reviewed the proposed compensation package in the employment agreement for our Chairman and Chief Executive Officer including, among other things, the base salary and term of the agreement, annual cash bonus, royalty incentive compensation and the long term equity award.  The independent directors considered the recommendations and findings of the independent compensation consultant prior to approving the employment agreement with our Chairman and Chief Executive Officer  entered into in November 2012.

Advisory Vote on Executive Compensation.  At the September 2015 annual meeting, we held a stockholder advisory vote on the compensation of our Named Executive Officers, commonly referred to as a say-on-pay vote.  Our stockholders approved the compensation of our Named Executive Officers at the September 2015 annual meeting, with an overwhelming majority of stockholder votes cast in favor of our say-on-pay resolution.  As we evaluated our compensation practices, we were mindful of the support our stockholders expressed for our compensation practices.  As a result, following our annual review of our executive compensation, the Compensation Committee decided to retain our general approach to executive compensation.  Our executive compensation for 2015 reflects our favorable financial performance and advances our retention goals and promotes both short-term and long-term performance of our executive officers.

Summary Compensation Table

The following table summarizes compensation for the years ended December 31, 2015 and December 31, 2014, awarded to, earned by or paid to our Chief Executive Officer ("CEO") and to each of our executive officers who received total compensation in excess of $100,000 for the year ended December 31, 2015 for services rendered in all capacities to us (collectively, the "Named Executive Officers").

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards($)(3)	All Other Compensation($)(1)	Total($)

Corey M. Horowitz Chairman and Chief Executive Office	2015 2014	$415,000 $415,000	1,086,000(2) 814,000(2)	$108,000 $108,000	$ 35,000 (4) $ 33,400 (4)	$1,644,000 $1,370,000

David C. Kahn Chief Financial Officer	2015 2014	$157,500 $157,500(5)	$30,000 $30,000	$13,000 $16,000	$ 22,890 (6) $ 9,330 (6)	$ 223,390 $ 212,830

Jonathan Greene Executive Vice President	2015 2014	$200,000 $180,000	$40,000 $40,000	$13,000 $16,000	$ 33,375 (7) $ 18,160 (7)	$ 286,375 $ 254,160
_____________________
(1)	We have concluded that the aggregate amount of perquisites and other personal benefits paid in 2015 and 2014 to either Mr. Horowitz, Mr. Kahn or Mr. Greene did not exceed $10,000.

(2)
Mr. Horowitz received the following cash incentive bonus payments for 2015: (i) an annual discretionary bonus of $200,000 for 2015 and (ii) incentive bonus compensation of $886,000 pursuant to his employment agreement (see "Employment Agreements-Termination of Employment and Change In-Control Arrangements" on pages 15 and 16 hereof).  Mr. Horowitz received the following cash incentive bonus payments for 2014: (i) an annual discretionary bonus of $200,000 and (ii) incentive bonus compensation of $614,000 pursuant to his employment agreement.

(3)
The amounts in the "Option Awards" column represent the aggregate grant date fair value of the vested portion of the stock option awards granted to the Named Executive Officers computed in accordance with FASB ASC Topic 718.  See Note G[1] to our financial statements included in our Annual Report on Form 10-K for a discussion of the assumptions made by the Company in determining the grant date fair value.

(4)	Includes 401(k) matching funds contributions by the Company and profit sharing under the Company's 401(k) Plan for the benefit of Mr. Horowitz of $35,000 and $33,400 for 2015 and 2014, respectively.

(5)	Mr. Kahn became an employee on a part-time basis in April 2014, prior thereto he served as Chief Financial Officer on a consulting basis and was paid consulting fees.

(6)	Includes 401(k) matching funds contributions by the Company and profit sharing under the Company's 401(k) Plan for the benefit of Mr. Kahn of $22,890 for 2015 and $16,000 for 2014.

(7)	Represents 401(k) matching funds contributions by the Company and profit sharing under the Company's 401k Plan for the benefit of Mr. Greene of $33,375 for 2015 and $18,160 for 2014.

Narrative Disclosure to Summary Compensation Table

Employment Agreements, Termination of Employment and Change-In-Control Arrangements

On November 1, 2012, we entered into an employment agreement (the "Agreement") with Corey M. Horowitz pursuant to which he continued to serve as our Chairman and Chief Executive Officer for a one year term (which was automatically extended for two successive one year periods expiring on November 1, 2015) at an annual base salary of $415,000.  The Agreement established an annual target bonus of $150,000 for Mr. Horowitz based on performance criteria to be established on an annual basis by the Board of Directors (or compensation committee).  For the years ended December 31, 2015 and December 31, 2014, Mr. Horowitz received an annual cash bonus of $200,000.  In connection with the Agreement, Mr. Horowitz was issued a ten-year option to purchase 500,000 shares of our Common Stock at an exercise price of $1.19 per share, which vested in equal quarterly amounts of 41,667 shares beginning November 1, 2012 through August 31, 2015, subject to acceleration upon a change of control.  Under the terms of the Agreement, Mr. Horowitz also receives incentive compensation in an amount equal to 5% of the Company's gross revenue or other payments or proceeds (without deduction of legal fees or any other expenses) with respect to our Remote Power Patent and a 10% net interest (gross revenue and other payments or proceeds after deduction of all legal fees and litigation expenses related to licensing, enforcement and sale activities, but in no event shall he receive less than 6.25% of the gross recovery) of our revenue and other payments with respect to our other patents (including the Mirror Worlds Patent Portfolio and the Cox Patent Portfolio) besides the Remote Power Patent (the "Incentive Compensation").  For the years ended December 31, 2015 and December 31, 2014, Mr. Horowitz earned Incentive Compensation of $886,000 and 614,000, respectively.

The Incentive Compensation shall continue to be paid to Mr. Horowitz for the life of each of the Company's patents with respect to licenses entered into with third parties during the term of his employment or at anytime thereafter, whether he is employed by the Company or not; provided, that, Mr. Horowitz's employment has not been terminated by us "For Cause" (as defined) or terminated by him without "Good Reason" (as defined).  In the event of a merger or sale of substantially all of the assets of the Company, we have the option to extinguish the right of Mr. Horowitz to receive future Incentive Compensation by payment to him of a lump sum payment, in an amount equal to the fair market value of such future interest as determined by an independent third party expert if the parties do not reach agreement as to such value.  In the event Mr. Horowitz's employment is terminated by us "Other Than For Cause" (as defined) or by him for "Good Reason" (as defined), Mr. Horowitz shall also be entitled to (i) a lump sum severance payment of 12 months base salary, (ii) a pro-rated portion of the $150,000 target bonus provided bonus criteria have been satisfied on a pro-rated basis through the calendar quarter in which the termination occurs and (iii) accelerated vesting of all unvested options and warrants.

In connection with the Agreement, Mr. Horowitz agreed not to compete with the Company as follows: (i) during the term of the Agreement and for a period of 12 months thereafter if his employment is terminated "Other Than For Cause" (as defined) provided he is paid his 12 month base salary severance amount and (ii) for a period of two years from the termination date, if terminated "For Cause" by us or "Without Good Reason" by Mr. Horowitz.

On July 14, 2016, we entered into a new employment agreement with Mr. Horowitz pursuant to which he will continue to serve as our Chairman and Chief Executive Officer for a five year term, at an annual base salary of $475,000 which shall be increased by 3% per annum during the term of the agreement.  The agreement established an annual target bonus of $175,000 for Mr. Horowitz based upon performance.  The agreement also provides that Mr. Horowitz will continue to receive substantially the same Incentive Compensation as contained in his prior employment agreement (as described above).  In addition, we granted to Mr. Horowitz, under the Company's 2013 Stock Incentive Plan, 750,000 performance based restricted stock units (the "RSUs") which shall vest in three tranches, as follows: (i) 250,000 RSUs shall vest on July 14, 2018, subject to Mr. Horowitz's continued employment by us through the vesting date (the "Employment Condition"); (ii) 250,000 RSUs shall vest at any time beginning July 14, 2018 through July 14, 2021 in equal annual installments for the remaining term of employment, subject to (1) the Employment Condition being satisfied through each such annual vesting date and (2) our Common Stock achieving a closing price (for 20 consecutive trading days) of a minimum of $3.25 per share (subject to adjustment for stock splits) at any time during the term of employment; and (iii) 250,000 RSUs shall vest at any time beginning July 14, 2018 through July 14, 2021 in equal annual installments for the remaining term of employment subject to (1) the Employment Condition being satisfied through each such annual vesting date and (2) our Common Stock achieving a closing price (for 20 consecutive trading days) of a minimum of $4.25 per share (subject to adjustment for stock splits) at any time during the term of employment.  Notwithstanding the aforementioned, in the event of a Change of Control (as defined), a Termination Other Than for Cause (as defined), or a termination of employment by Mr. Horowitz for Good Reason (as defined), all of the 750,000 RSUs shall accelerate and become immediately fully vested.  The Agreement also provides for the same non-compete and other additional provisions as contained in Mr. Horowitz's prior employment agreement as disclosed above.

On April 9, 2014, David Kahn, Chief Financial Officer, entered into an offer letter with us pursuant to which he continues to serve as Chief Financial Officer, on an at-will basis, for which he was paid annual base salary of $157,500 in 2015 and 2014.  Mr. Kahn is eligible to receive incentive or bonus compensation on an annual basis in the discretion of our Compensation Committee.  Mr. Kahn received an annual bonus of $30,000 for 2015 and 2014.  In connection with the offer letter, Mr. Kahn was issued, under the Company's 2013 Stock Incentive Plan, a 5-year stock option to purchase 50,000 shares of our Common Stock, at an exercise price of $1.65 per share, which option vested in two equal amounts (25,000 shares each) on each of December 31, 2014 and December 31, 2015.  In addition, in the event Mr. Kahn's employment is terminated without "Good Cause" (as defined), he shall receive (i) (a) 6 months base salary or (b) 12 months base salary in the event of a termination without "Good Cause" within 6 months following a "Change of Control" of the Company (as defined) and (ii) accelerated vesting of all remaining unvested shares underlying his options or any other awards he may receive in the future.

In June 2016, our Board approved an increase in annual base salary for David Kahn, Chief Financial Officer, to $170,000 per annum.

During the year ended December 31, 2015, Jonathan Greene, Executive Vice President, exercised a stock option to purchase 150,000 shares at an exercise price of $0.90 per share.  Such option was exercised on a cashless basis (net exercise basis) by delivery of 60,000 shares of Common Stock by Mr. Greene to the Company, resulting in 90,000 net shares issued to Mr. Greene with respect to the exercise of the stock option.

Profit Sharing 401(k) Plan

We offer all employees who have completed a year of service (as defined) participation in a 401(k) retirement savings plan.  401(k) plans provide a tax-advantaged method of saving for retirement.  We expensed matching contributions and profit sharing of $91,261 and $60,888 under the 401(k) plan for the years ended December 31, 2015 and December 31, 2014, respectively.

OUTSTANDING EQUITY AWARDS AT YEAR-END

The following table sets forth information relating to unexercised and outstanding options for each Named Executive Officer as of December 31, 2015:

Name	Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable

Corey M. Horowitz Chairman and CEO	500,000 750,000	— —	$ 1.19 $ 0.83	11/01/22 6/08/19

David Kahn Chief Financial Officer	50,000 75,000 100,000	— — —	$ 1.65 $ 1.40 $ 1.59	4/09/19 4/12/17 2/03/16

Jonathan Greene Executive Vice President	50,000 240,000	— —	$ 1.65 $ 1.60	4/09/19 3/10/16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of July 15, 2016 for (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our executive officers and directors as a group.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)	PERCENTAGE OF COMMON STOCK BENEFICIALLY OWNED(2)
Corey M. Horowitz(3)	7,150,269	29.1%
CMH Capital Management Corp(4)	2,291,372	9.8%
Steven D. Heinemann (5)	3,450,878	14.8%
Goose Hill Capital LLC(6)	2,865,645	12.3%
Emigrant Capital Corporation(7)	1,312,500	5.6%
John Herzog(8)	1,200,130	5.1%
Niv Harizman(9)	468,293	2.0%
Emanuel Pearlman(10)	181,250	*
Allison Hoffman(11)	156,250	*
David C. Kahn(12)	147,250	*
Jonathan E. Greene(13)	98,225	*
All officers and directors as a group (6 Persons)	8,201,537	32.1%

_____________________________________

    * Less than 1%.

(1)
Unless otherwise indicated, we believe that all persons named in the above table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.  Unless otherwise indicated the address for each listed beneficial owner is c/o Network-1 Technologies, Inc., 445 Park Avenue, Suite 912, New York, New York 10022.

(2)
A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from July 15, 2016 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and other convertible securities held by such person (but not those held by any other person) and which are exercisable or convertible within 60 days from July 15, 2016 have been exercised and converted.  Assumes a base of 23,310,446 shares of our Common Stock outstanding.

(3)
Includes (i) 3,155,885 shares of Common Stock held by Mr. Horowitz, (ii) 1,250,000 shares of Common Stock subject to currently exercisable stock options held by Mr. Horowitz, (iii) 2,171,372 shares of Common Stock held by CMH Capital Management Corp., an entity solely owned by Mr. Horowitz, (iv) 120,000 shares of Common Stock owned by the CMH Capital Management Money Purchase Plan, of which Mr. Horowitz is the trustee, (v) 67,471 shares of Common Stock owned by Donna Slavitt, the wife of Mr. Horowitz, (v) an aggregate of 383,250 shares of Common Stock held by two trusts and a custodian account for the benefit of Mr. Horowitz's three children, and (vii) 2,291 shares of Common Stock held by Horowitz Partners, a general partnership of which Mr. Horowitz is a partner.  Does not include restricted stock units for 750,000 shares of Common Stock not currently vested.

(4)
Includes 2,171,372 shares of Common Stock owned by CMH Capital Management Corp. and 120,000 shares of Common Stock owned by CMH Capital Management Purchase Plan.  Corey M. Horowitz, by virtue of being the sole officer, director and shareholder of CMH Capital Management Corp. and the trustee of the CMH Capital Management Purchase Plan, has the sole power to vote and dispose of the shares of Common Stock owned by CMH Capital Management Corp. and the CMH Capital Management Money Purchase Plan.

(5)
Includes 585,233 shares of Common Stock owned by Mr. Heinemann and 2,865,645 shares of Common Stock owned by Goose Hill Capital LLC.  Goose Hill Capital LLC is an entity in which Mr. Heinemann is the sole member.  Mr. Heinemann, by virtue of being the sole member of Goose Hill Capital LLC, has the sole power to vote and dispose of the shares of Common Stock owned by Goose Hill Capital LLC. The aforementioned beneficial ownership is based upon a Form 4 filed by Mr. Heinemann with the SEC on June 19, 2015 and Amendment No. 4 to Schedule 13G filed by Mr. Heinemann and Goose Hill Capital LLC with the SEC on January 15, 2016.  The address for Mr. Heinemann is 24 West 40th Street, 15th Floor, New York, New York 10018.

(6)
Includes 2,865,645 shares of Common Stock. Steven D. Heinemann, by virtue of being the sole member of Goose Hill Capital LLC, has the sole power to vote and dispose of the shares of Common Stock owned by Goose Hill Capital LLC. The aforementioned beneficial ownership is based upon a Form 4 filed by Mr. Heinemann with the SEC on June 19, 2015 and Amendment No. 4 to Schedule 13G filed by Mr. Heinemann and Goose Hill Capital LLC with the SEC on January 15, 2016.  The address for Goose Hill Capital LLC is 24 West 40th Street, 15th Floor, New York, New York 10018.

(7)
Includes 1,312,500 shares of Common Stock owned by Emigrant Capital Corporation.  Emigrant Capital Corporation ("Emigrant Capital") is a wholly-owned subsidiary of Emigrant Savings Bank ("ESB"), which is a wholly-owned subsidiary of Emigrant Bancorp, Inc. ("EBI").  EBI is a wholly-owned subsidiary of New York Private Bank & Trust Corporation ("NYPBTC").  The Paul Milstein Revocable 1998 Trust (the "Trust") owns 100% of the voting stock of NYPBTC.  ESB, EBI, NYPBTC and the Trust each may be deemed to be the beneficial owner of the shares of Common Stock held by Emigrant Capital.  The aforementioned is based upon a Schedule 13G/A filed jointly by Emigrant Capital, ESB, EBI, NYPBTC, the Trust and others with the SEC on February 12, 2005.  Howard Milstein, by virtue of being an officer of New York Private Bank and Trust Corporation and trustee of the Paul Milstein Revocable 1998 Trust, both indirect owners of Emigrant Capital, may be deemed to have sole power to vote and dispose of the shares of Common Stock owned by Emigrant Capital.  The address of Emigrant Capital Corporation is 6 East 43rd Street, 8th Floor, New York, New York 10017.

(8)
Includes 1,200,130 shares of Common Stock.  The aforementioned beneficial ownership is based upon a Schedule 13G filed by Mr. Herzog with the SEC on February 10, 2016.  The address of Mr. Herzog is 824 Harbor Road, Southport, Connecticut 06890-1410.

(9)
Includes (i) 19,543 shares of Common Stock, (ii) 445,000 shares of Common Stock subject to currently exercisable options, and (iii) restricted stock units for 3,750 shares of Common Stock which vest within 60 days from July 15, 2016.  Does not include restricted stock units for 3,750 shares of Common Stock not currently vested.

(10)
Includes (i) 7,500 shares of Common Stock, (ii) 170,000 shares of Common Stock subject to currently exercisable stock options and (iii) restricted stock units for 3,750 shares of Common Stock which vest within 60 days from July 15, 2016.  Does not include restricted stock units for 3,750 shares of Common Stock not currently vested.

(11)
Includes (i) 7,500 shares of Common Stock, (ii) 145,000 shares of Common Stock subject to currently exercisable options and (iii) restricted stock units for 3,750 shares of Common Stock which vest within 60 days from July 15, 2016.  Does not include restricted stock units for 3,750 shares of Common Stock not currently vested.

(12)
Includes (i) 22,250 shares of Common Stock owned by Mr. Kahn and (ii) 125,000 shares of Common Stock subject to currently exercisable stock options and owned by Mr. Kahn.  Does not include restricted stock units for 50,000 shares of Common Stock not currently vested.

(13)
Includes (i) 48,225 shares of Common Stock and (ii) 50,000 shares of Common Stock subject to currently exercisable options.  Does not include restricted stock units for 50,000 shares of Common Stock not currently vested.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the last two fiscal years there were no transactions with related persons requiring disclosure under Item 404 of Regulation S-K under the Securities Act.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee has responsibility for reviewing and approving related-persons transactions in accordance with its charter.  A related person is any executive officer, director, nominee for director or more than 5% stockholder of the Company, including immediate family members, and any entity owned or controlled by such persons.  In addition, pursuant to our Codes of Ethics, all of our officers, directors and employees are to avoid conflicts of interest and to refrain from taking part or exercising influence in any transaction in which such party's personal interest may conflict with the best interest of the Company.  Except for provisions of the Audit Committee Charter, there are no written procedures governing review of related-persons transactions.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee report is not "soliciting material" and has not been "filed" with the SEC.  This report will not be incorporated by reference into any of our future filings under the Securities Act of 1933 or the Exchange Act, except to the extent that we may specifically incorporate it by reference into a future filing.

The Audit Committee reviews the Company's financial reporting process on behalf of the Board.  Management is responsible for the financial statements and the reporting process, including the internal control over financial reporting.  The Company's independent registered public accounting firm, Friedman LLP, is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles.  The Audit Committee has reviewed and discussed the audited financial statements with management and management's evaluations of the Company's system of internal controls over financial reporting contained in the 2015 Annual Report on Form 10-K.

As required by the standards of the Public Company Accounting Oversight Board ("PCAOB"), the Committee has discussed with Friedman LLP (i) the matters specified in Auditing Standard 61 – "Communications with Audit Committees" and (ii) the independence of Friedman LLP from the Company and management.  The Audit Committee received the written disclosures and the confirming letter from Friedman LLP required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence and discussed with Friedman LLP its independence from the Company.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015 which was filed with the SEC on March 30, 2016.

The Audit Committee – Emanuel Pearlman (Chairman) and Allison Hoffman

PROPOSAL 2

APPROVAL BY NON-BINDING ADVISORY VOTE OF THE RESOLUTION APPROVING NAMED EXECUTIVE OFFICER COMPENSATION

The Company is asking its stockholders to approve a non-binding advisory resolution on its named executive officer compensation as reported in this Proxy Statement.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, the Company is asking stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of Network-1 Technologies, Inc. (the "Company") hereby approve, on an advisory basis, the compensation paid to the Company's named executive officers as disclosed in this proxy statement pursuant to the SEC's disclosure rules, including the narrative discussion in the section entitled "Executive Compensation", the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2016 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a "say-on-pay" resolution, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee will carefully review and consider the voting results when evaluating our named executive officer compensation.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of stock entitled to be voted on this Proposal 2 at the Annual Meeting, present in person or by proxy is required for approval of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE COMPANY'S NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Friedman LLP ("Friedman") has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 2015. The Audit Committee of the Board of Directors has re-appointed Friedman as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2016, and the Board is asking stockholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise the Company's independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of Friedman for ratification by stockholders as a matter of good corporate practice. The Audit Committee reserves the right, even after ratification by stockholders, to change the appointment of Friedman as auditors, at any time during the 2016 fiscal year, if it deems such change to be in the best interest of the Company. If the stockholders do not ratify the selection of Friedman, the Audit Committee will review the Company's relationship with Friedman and take such action as it deems appropriate, which may include continuing to retain Friedman as the Company's independent registered public accounting firm. A representative of Friedman is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

On October 8, 2014, the Audit Committee accepted the resignation of Radin Glass &Co., LLP ("Radin Glass"), as our independent registered public accounting firm, effective as of that date.  In June 2014, Radin Glass had advised the Company that it would not be able to conduct an audit of the Company for the year ending December 31, 2014 as three of its partners and all other employees were joining another accounting firm which does not conduct audits of public companies pursuant to its policies.  Contemporaneous with Radin Glass's resignation, the Audit Committee engaged Friedman as the Company's independent registered public accounting firm for the years ended December 31, 2014 and December 31, 2015.

Audit Fees

Friedman billed us aggregate fees of $95,500 and $70,000, for the years ended December 31, 2015 and December 31, 2014, respectively, for review of financial statements included in our Form 10-Q and for other services in connection with statutory or regulatory filings for the year ended December 31, 2015 and the third quarter of 2014, and for the audit of our annual financial statements for the years ended December 31, 2015 and December 31, 2014.

Radin Glass billed us aggregate fees of approximately $68,000 for the year ended December 31, 2014 for review of financial statements included in our Form 10-Q's and for other services in connection with statutory or regulatory filings for the first two quarters of 2014.

Audit Related Fees, Tax Fees and All Other Fees

Friedman did not render any other professional service (other than those discussed above for the years ended December 31, 2015 or December 31, 2014).  Radin Glass did not render any other professional services (other than those discussed above for the year ended December 31, 2014) except for fees and expenses of $64,000 with respect to our audit of Cisco Systems, Inc. (which we were reimbursed in full by Cisco) for the year ended December 31, 2014 and income tax consulting for which Radin Glass billed us approximately $6,100 for the year ended December 31, 2014.

Audit Committee Pre-Approval Policies and Procedures

Our audit committee charter provides that our audit committee must comply with SEC rules to maintain auditor independence as set forth in Rule 2-01(c)(7)(i) of Regulation S-X.  All the services above were approved in advance by our Board of Directors.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Stockholders who wish to present proposals appropriate for consideration at our annual meeting of stockholders to be held in the year 2017 must submit a notice containing the proposal in proper form consistent with our approved procedures, addressed to the attention of our Corporate Secretary at our address set forth on the first page of this proxy statement and in accordance with applicable regulations under Rule 14a-8 of the Exchange Act, not later than March 26, 2017 in order for the proposal to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting.  Under our approved procedures, to be in proper form, each such notice must set forth as to each matter the stockholder proposes to bring before the meeting: (i) a description of each item of business proposed to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and record address of the stockholder proposing to bring such item of business before the meeting; (iii) the class or series and number of shares of our stock which are held of record or owned beneficially and represented by proxy by such stockholder as of the record date for the meeting (if such date then shall have been made publicly available) and as of the date of such notice; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; (v) a representation that such stockholder intends to appear in person or by proxy at the meeting to bring such business before the meeting; and (vi) all other information which would be required to be included in a proxy statement filed with the SEC if, with respect to any such item of business, such stockholder were a participant in a solicitation subject to Section 14 of the Exchange Act.

If a stockholder submits a proposal after the March 26, 2017 deadline required under Rule 14a-8 of the Exchange Act but still wishes to present the proposal at our annual meeting of stockholders (but not in our proxy statement) for the fiscal year ending December 31, 2016 to be held in 2017, the proposal, which must be presented in a manner consistent with our approved procedures and applicable law, must be submitted to our Corporate Secretary in proper form at the address set forth above so that it is received by our Corporate Secretary not less than 50 nor more than 75 days prior to the meeting unless less than 65 days' notice of prior public disclosure of the date of the meeting is given or made to stockholders, in which case, no less than the close of business on the tenth day following the date on which the notice of the date of the meeting was mailed or other public disclosure of the date of the meeting was made.

We did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by our Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of our management on such other matter which may properly come before the Annual Meeting.

OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2015 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON JULY 20, 2016. COPIES OF OUR ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS TO THE FORM 10-K, WITHOUT EXHIBITS, WILL BE PROVIDED UPON WRITTEN REQUEST. EXHIBITS TO THE FORM 10-K WILL BE PROVIDED FOR A NOMINAL CHARGE. A WRITTEN REQUEST FOR THE FORM 10-K SHOULD BE MADE TO:

Network-1 Technologies, Inc.
445 Park Avenue, Suite 912
New York, New York 10022
Attention: Secretary

The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors,

July 29, 2016	Corey M. Horowitz,
Chairman and Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF

NETWORK-1 TECHNOLOGIES, INC.

September 14, 2016

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e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy
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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.network-1.com/sec/proxy2016/

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

-------------- Please detach along perforated line and mail in the envelope provided. ----------------

■ 20533000000000001000 3	091416

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒

1.       Election of Directors:   SEE INSTRUCTIONS BELOW TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S).

NOMINEES:
☐	FOR ALL NOMINEES	m	Corey M. Horowitz
		m	David C. Kahn
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m m	Emanuel Pearlman Niv Harizman
		m	Allison Hoffman
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS:   To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

		FOR	AGAINST	ABSTAIN
2.	To approve, by non-binding advisory vote, the resolution	☐	☐	☐
approving named executive officer compensation.

3.	To ratify the appointment of Friedman LLP as the Company’s	☐	☐	☐
independent registered public accounting firm for the fiscal year ending December 31, 2016.

4.	To transact such other business as may properly come before the meeting.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the 2015 Annual Report to Shareholders.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.   ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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☐                   ■

NETWORK-1 TECHNOLOGIES, INC.

445 Park Avenue, Suite 912
New York, NY 10022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Corey M. Horowitz and David C. Kahn, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Network-1 Technologies, Inc., to be held on Wednesday, September 14, 2016 at 10:00 a.m., and at any adjournments or postponements thereof, as follows:

(Continued and to be marked, dated and signed on the reverse side.)

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